FORM 8-K

             SECURITIES AND EXCHANGE COMMISSION
                    Washington D.C. 20549

                       CURRENT REPORT
              Pursuant to Rule 13 or 15d-16 of
             the Securities Exchange Act of 1934

For the Coupon Period ending October 19, 2000

       Westpac Securitisation Management Pty Limited,
              in its capacity as trust manager
               of the Series 1998-1G WST Trust
       (Translation of registrant's name into English)



      New South Wales         333-64199       98-0181944
      ---------------         --------------- ----------------
      State of Incorporation  Commission File IRS Employer No.

   Level 25, 60 Martin Place, Sydney, NSW 2000, Australia
          (Address of principal executive offices)

      Registrant's telephone number

      +612 9226 3212


NOTEHOLDERS REPORT - SERIES 1998-1G WST TRUST

Date of Report - Determination Date    13-Oct-00

Housing Loan Collection Period         10-Jul-00     to      09-Oct-00
                                       (inclusive)           (inclusive)

Days in Collection Period              92

Coupon Period                          19-Jul-00   to        19-Oct-00
                                       (inclusive)           (exclusive)

Days in Coupon Period                  92

3 month BBSW at beginning of coupon period           6.2183%
3 Month USD-LIBOR                                    6.7400%

Foreign Exchange Rate                  0.62354525564

Available Income                       23,901,655.97
Total Available Funds                  23,901,655.97
Accrued Interest Adjustment            0.00
Redraws Made This Period               23,087,469.65
Redraw Shortfall                       0.00
Redraw Facility Draw                   0.00
RFS Issued This Period                 0.00
Trust Expenses                         869,544.20
Total Payments                         21,197,446.34
Payment Shortfall                      0.00
Principal Draw This Period             0.00
Total Principal Draws Outstanding      0.00
Gross Principal Collections            110,989,242.10
Principal Collections                  87,901,772.45
Excess Available Income                2,704,209.63
Excess Collections Distribution        2,704,209.63
Liquidity Shortfall                    0.00
Liquidity Net Draw / (Repayment)
this period                            0.00
Remaining Liquidity Shortfall          0.00
Liquidation Loss                       0.00
Principal Charge Offs                  0.00
Prepayment Benefit Shortfall           22,575.79
Average Daily Balance for Qtr          1,155,734,779.95
Subordinated Percentage                4.2058%
Initial Subrdinated Percentage         2.3000%
Average Quarterly Percentage           0.3232%
Chargeoffs                             0.00
Carryover ChargeOffs                   0.00

                           Principal/100,000  Coupon/100,000
Class A      0.00          3,992.9142         918.3466
Class B      0.00          0.0000             1,790.1667

Stated Amount - AUD Equivalent         Percentage    Forex
Percentage
Class A      1,061,946,431.84          95.79421%     1.00000
Class B         51,800,570.54           4.20579%
RFS                      0.00                        0.00000
TOTAL        1,113,747,002.38         100.00000%     100.00000%




Stated Amount - USD                    Bond Factor
Class A      662,171,659.31            0.4823863
Class B       32,300,000.00            1.0000000
RFS                    0.00
TOTAL        694,471,659.31



WST 1998-1G
DELINQUENCY STATISTICS
Collection Period Ended:                  09-Oct-00

          Number of
          Loans     Current Balance  Instalment  % by     % by
                                     Amount $A   Number   Balance
Balance
Current    11,352     1,012,829,761  9,106,805   92.09%   90.94%
1-29 Days     852        89,326,823    735,317    6.91%    8.02%
30-59 Days     72         6,979,506     53,732    0.58%    0.63%
60-89 Days     26         2,627,416     18,784    0.21%    0.24%
90-119 Day      9           641,115      4,965    0.07%    0.06%
120-149 Days    7           563,334      3,867    0.06%    0.05%
150-179 Days    1            26,037        405    0.01%    0.00%
180+ Days       8           753,012      6,001    0.06%    0.07%

Total      12,327     1,113,747,002  9,929,877  100.00%  100.00%


$A
Scheduled principal                 $        8,005,563
Unscheduled principal               $       79,896,210
Principal Collections               $       87,901,772

Fixed Interest Rate Housing Loan    $      201,713,603
Variable Rate Housing Loans         $      912,033,399
                                    $    1,113,747,002



                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf, as Trust Manager for the Series
1998-1G WST Trust, by the undersigned, thereunto duly authorized.

                              Westpac Securitisation
                              Management Pty Limited, as
                              Trust Manager for the Series
                              1998-1G WST Trust,(Registrant)

Dated: October 19, 2000
By:    /s/ Lewis E. Love Jr


                                    Name:    Lewis E. Love Jr


                                    Title:     Secretary